SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  August 17, 2004


                             DATARAM CORPORATION
__________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
__________________________________________________________________________
 (State or other juris-      (Commission File No.)        (IRS Employer
diction of incorporation)                               Identification No.)


     Route 571, P.O. Box 7528, Princeton, NJ                08543-7528
__________________________________________________________________________
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

__________________________________________________________________________
 (Former name or former address, if changed since last report)



Item 7.  Financial Statements and Exhibits.

     Included in this report is the following exhibit:

     Exhibit 99. Press Release dated August 17, 2004 announcing the first fiscal quarter results of operations.

Item 12. Results of Operations and Financial Condition

     On August 17, 2004 Dataram Corporation announced the results of operations for the first fiscal quarter. A copy of this public announcement is attached as an exhibit and is incorporated herein by reference. An associated dial-in conference call occurred on the date of the announcement's release, which was itself publicly announced and broadly accessible to the public. Further information about the Company is available at http://www.dataram.com.

     The information provided in this report and in that conference call may include forward-looking statements relating to future events, such as the development of new products, the commencement of production, or the future financial performance of the Company. Actual results may differ from such projections and are subject to certain risks including, without limitation, risks arising from: changes in the price of memory chips, changes in the demand for memory systems, increased competition in the memory systems industry, order cancellations, delays in developing and commercializing new products and other factors described in the Company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which can be reviewed at http://www.sec.gov and at http://www.dataram.com.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        DATARAM CORPORATION


                                 By:  MARK MADDOCKS
Date:  August 17, 2004                _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer